Exhibit 99.2

Form of Board Rules

Dated [—] [—], 2014

[—] N.V.

RULES FOR THE BOARD OF DIRECTORS

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BOARD RULES

1.	INTRODUCTION

1.1	These Board Rules are established pursuant to paragraph 18.4 of the Articles and are complementary to, and subject to, the provisions regarding the Board and each of its members contained in applicable law, regulation and the Articles. The Board and each of its members will observe and comply, and will procure observance and compliance, with these Board Rules.

1.2	These Board Rules are posted on the Company’s website.

1.3	The meanings of capitalized terms used and not otherwise defined in these Board Rules are set forth in the List of Definitions attached as Appendix 1.

2.	COMPOSITION OF THE BOARD, APPOINTMENT AND RESIGNATION

2.1	In accordance with paragraph 15.1 of the Articles, the Board has determined that the exact number of Board members will be eleven. One member of the Board, to be identified by the Board, will be the CEO, who will be an Executive Director. The composition of the Board at the Business Combination Effective Time will be as specified on or in accordance with Exhibit F to the Business Combination Agreement.

2.2	Only natural persons may be Directors.

2.3	Each Director will be appointed by the General Meeting for a term expiring at the end of the next annual General Meeting and will serve until his or her successor is appointed or, if earlier, upon such Director’s resignation, removal or death.

2.4	Subject to clause 2.5 of these Board Rules, the Nominating Committee will, in compliance with applicable law, the listing requirements of any Exchange and the Articles, recommend to the Board individuals to be nominated by the Board for appointment as Directors. Subject to clause 2.5 of these Board Rules, during the Initial Period, the Nominating Committee’s recommendations to the Board of individuals for appointment as Directors will take into account, with the intention of preserving, the composition of the Board and the allocation of Directors among Director As, Director Ns and Director Ts, in each case as at the Business Combination Effective Time (and the Nominating Committee will expressly identify any individual recommended by it for appointment as a Director A, a Director N or a Director T).

2.5	In all cases, the Board will, in its discretion after taking into account all material relevant factors, submit a nomination of individuals for appointment as Directors, which individuals may, in name or composition, be the same as or different than the individuals recommended by the Nominating Committee, (and will specify in any such nomination whether the nomination is for appointment as a Non-Executive Director or an Executive Director) at the General Meeting. A resolution of the Board to nominate a Director can only be adopted by a majority representing two-thirds of the Directors entitled to vote then in office. The General Meeting may at all times overrule a nomination of the Board by a resolution adopted by at least two thirds of the votes cast, provided that the Persons voting shares for adoption of such resolutions themselves represent a quorum as referred to in paragraph 31.1 of the Articles. If the General Meeting overrules a nomination, the Board shall make a new nomination. A Director may be re-appointed with due observance of this clause 2.5.

2.6	The Nominating Committee will establish procedures, and may amend the same from time to time, under which any Director who is appointed or re-appointed by the General Meeting without at least a simple majority of the votes cast in favor of his appointment will offer to tender his or her resignation to the Board. The Nominating Committee will make a recommendation to the Board on whether to accept or reject any such offer of resignation, or whether other action should be taken. The Board will act on the Nominating Committee’s recommendation and publicly disclose its decision and the underlying rationale within 90 days from the date of the certification of the election results. In making their respective decisions, the Nominating Committee and the Board will consider all factors they deem relevant.

2.7	In the event of the resignation, removal, death or failure to be appointed and/or re-appointed, as applicable, of a Director: (a) in accordance with clause 2.4 of these Board Rules, the Nominating Committee will recommend to the Board another individual for appointment as a Director by a General Meeting; and (b) upon receipt of the Nominating Committee’s recommendation of an individual for appointment as a Director to fill the vacancy on the Board created thereby, the Board will, in its discretion exercised in accordance with clause 2.5 of these Board Rules, identify an individual (which individual may, in name or composition, be the same as or different than the individual recommended by the Nominating Committee) as a Director candidate (for appointment as a Director at the next General Meeting in accordance with paragraph 15.2 of the Articles and clause 2.5 of these Board Rules) to replace the Director whose resignation, removal, death or failure to be appointed and/or re-appointed created such vacancy. Upon being so identified by the Board as a Director candidate to replace the Director whose resignation, removal, death or failure to be appointed or re-appointed created such vacancy, such individual may, in the discretion of the Board, be allowed to participate in meetings and actions of the Board or any Board Committee on which the Director whose resignation, removal, death or failure to be appointed or re-appointed created such vacancy served as of his resignation, removal, death or failure to be appointed or re-appointed (unless and until the Board has eliminated the resulting vacancy on such Board Committee), on an unofficial basis, until the next General Meeting; for the avoidance of doubt, no such director candidate will be a Director unless and until appointed at the next General Meeting and, accordingly, will not be entitled to cast an official vote on any resolution considered by the Board prior to such appointment. If as a result of the resignation, removal, death or failure to be appointed or re-appointed of Directors, the Board is no longer validly comprised under paragraph 15.1 of the Articles, the remaining Directors will take immediate action to hold a General Meeting in order to reconstitute a valid Board.

2.8	The Board will have at least a majority of Directors qualify as “independent” under the applicable rules of the Nasdaq Stock Exchange and the Securities and Exchange Commission.

3.	TASKS AND RESPONSIBILITIES OF THE BOARD

3.1	Subject to the restrictions imposed by the Articles, and taking into account these Board Rules, the Board supervises and oversees the management of the Company and has the powers, authorities and duties vested in it by and pursuant to the applicable laws of the Netherlands, the Articles and these Board Rules. The Non-Executive Directors have no day-to-day management responsibility with respect to the Company. The Company will be represented by the Board. The Company may also be represented by the Executive Directors in office acting jointly (for the avoidance of doubt, if only one Executive Director is in office, such Executive Director will be authorized to represent the Company acting solely).

3.2	The Board assumes the typical role of a Board of Directors, and, without limiting the scope of the Board’s role, subject to any requirements and provisions set out in the Articles and in these Board Rules (including clause 8 of these Board Rules) the responsibilities of the Board will include:

3.2.1	overseeing Company assets;

3.2.2	overseeing the adequacy of internal controls and disclosure;

3.2.3	overseeing good corporate governance;

3.2.4	appointing and removing (in such capacity only) an Executive Director as CEO;

3.2.5	overseeing an annual evaluation of the CEO;

3.2.6	overseeing the determination of the compensation of the CEO and other executive officers;

3.2.7	overseeing human resources programs and compensation and benefit matters generally; and

3.2.8	reviewing the Company’s strategy and annual operating plan.

4.	THE CHAIRMAN AND VICE CHAIRMEN

4.1	One Non-Executive Director will serve as the Chairman. At the Business Combination Effective Time, the Chairman will be the individual identified as such on or in accordance with Schedule 2.2(b) to the Business Combination Agreement. In the event of the resignation, removal, death or failure to be appointed or re-appointed, as applicable, of the Chairman, the Nominating Committee will recommend to the Board another Non-Executive Director to serve as Chairman and, upon receipt of the Nominating Committee’s recommendation of a Non-Executive Director to serve as Chairman, the Board will, in its discretion after taking into account all material relevant factors, identify a Non-Executive Director as Chairman (it being understood that, during the Initial Period, a Director T will serve as Chairman unless the Board, after taking into account all material relevant factors, determines to identify another Director as Chairman).

4.2	The Chairman’s responsibilities and authorities will include:

4.2.1	setting, in consultation with the CEO, the agenda for each Board meeting;

4.2.2	presiding over Board meetings; and

4.2.3	assisting the CEO and the Executive Board with (a) the integration process and (b) implementation of the Company’s strategic plan .

4.3	At the Business Combination Effective Time, two Directors will serve as Vice Chairmen and such Vice Chairmen will be the individuals identified as such on or in accordance with Schedule 2.2(b) to the Business Combination Agreement. In the event of the resignation, removal, death or failure to be appointed or re-appointed, as applicable, of a Vice Chairman, the Nominating Committee will recommend to the Board another Director to serve as Vice Chairman and, upon receipt of the Nominating Committee’s recommendation of a Director to serve as a Vice Chairman, the Board will, in its discretion after taking into account all material relevant factors, identify a Director as Vice Chairman (it being understood that, during the Initial Period, two Directors will serve as Vice Chairmen, one of which will be a Director A and the other a Director T, in each case unless the Board, after taking into account all material relevant factors, determines to have a different number of Vice Chairmen or to identify a different Director as Vice Chairman).

4.4	The Chairman and the Vice Chairmen will have such reasonable resources and budget as required for the fulfillment of the responsibilities allocated to such roles.

5.	THE CEO; OTHER OFFICERS; EXECUTIVE BOARD/STAFF

5.1	At the Business Combination Effective Time, the CEO will be the individual identified as such on or in accordance with Schedule 2.2(b) to the Business Combination Agreement. The CEO will serve as CEO at the pleasure of the Board.

5.2	The CEO will be the only Executive Director of the Company and as such will be responsible for the day-to-day management of the Company and the Company Group (i.e., the overall running of the Company Group’s business) as provided in this clause 5.2 of these Board Rules. The CEO will manage, lead and represent the Company Group and will assume the typical powers, authorities and responsibilities of a chief executive officer. The day-to-day management of the Company and the Company Group will in any event include the following duties and powers:

5.2.1	managing, leading and representing the Company Group;

5.2.2	overseeing the management agenda of the Company Group;

5.2.3	guiding the strategic, operational and financial objectives of the Company Group, including by causing actions to be taken in furtherance of achieving the intended synergies contemplated by the Business Combination and otherwise affecting the transactions contemplated by the Business Combination Agreement;

5.2.4	assessing and directing the management of risks connected with the business activities of the Company Group;

5.2.5	overseeing the structuring and managing the systems of internal controls of the Company Group;

5.2.6	maintaining the financial reporting process;

5.2.7	overseeing compliance by the Company Group with applicable laws and regulations, as well as internal rules and regulations applicable to the Company Group;

5.2.8	overseeing publication of any information required by applicable laws and regulations;

5.2.9	considering the corporate social responsibility issues that are relevant to the Company Group; and

5.2.10	representing the Company and the Company Group towards clients, institutions and industry organizations and Shareholders.

5.3	In addition to the CEO, the Company may have, at the discretion of the Board, other officers, including a CFO. The other officers of the Company will be appointed by the Board, except that the CEO may appoint such officers and agents of the Company as, in his judgment, are necessary to conduct the business of the Company. Each such officer will hold office for such period, have such authority, and perform such duties as the Board or the CEO may from time to time determine. Any officer may be removed, either with or without cause, by the Board or by the CEO.

5.4	At the Business Combination Effective Time, there will be a CFO and the CFO will be the individual identified as such on or in accordance with Schedule 2.2(b) to the Business Combination Agreement. The CFO will report directly to the CEO and manage, lead and represent the financial interests of the Company Group and will assume such powers, authorities and responsibilities of a chief financial officer as may be assigned to him or her in the discretion of the CEO and, to the extent not so provided, as generally pertain to the office of CFO.

5.5	During the Initial Period, the Company will have a board (the “Executive Board”) comprised of senior executives of the Company Group (such senior executives, the “Executive Staff”). At the Business Combination Effective Time, the Executive Board will be comprised of the individuals identified on or in accordance with Schedule 2.2(c) to the Business Combination Agreement. The CEO will appoint the members of the Executive Board and may from time to time, in the CEO’s discretion, suspend or remove such members. The Chairman may recommend candidates for appointment to the Executive Board by the CEO and the CEO will take into account such recommendations; provided, however, that the CEO will have discretion as to the members of the Executive Board. With due observance of the Articles and these Board Rules, the CEO, in consultation with the Chairman, may establish further rules, in the Executive Board Rules, regarding the decision-making processes and working methods of the Executive Board, its internal organization, the composition, duties and organization of the Executive Staff and any other matters. The Executive Board Rules may be amended and supplemented from time to time by the CEO, after consultation with the Chairman. The Executive Board Rules may not be amended or supplemented by the Shareholders. In case a change of the Executive Board Rules at the same time would require a change of the Articles, to avoid conflict with the Articles, the change will become effective only upon the change of the Articles.

6.	MEETINGS OF THE BOARD

6.1	Subject to clause 6.2 of these Board Rules, the Board will meet as often as it deems necessary or appropriate or at the request of the Chairman, any Vice Chairman or the CEO.

6.2	Meetings of the Board will be held in person at least four times a year. Meetings of the Board will be held in the Netherlands or at such locations as the Board may decide and as often as otherwise necessary to fulfill the duties of the Board. In addition, meetings of the Board may be held by means of an assembly of the Directors in person at a formal meeting or by conference call, video conference or by any other means of communication, provided that all Directors participating in such meeting are able to communicate with each other simultaneously. Participation in a meeting held in any of the above ways will constitute presence at such meeting and such meeting will be deemed to be held in the place which the Chairman and Vice Chairmen may determine.

6.3	The meetings of the Board will be led by the Chairman, or upon delegation from the Chairman or in his absence, a Vice Chairman.

6.4	To the extent practically possible, notices convening a meeting and the agenda of items to be discussed during the meeting will be provided at least one week prior to the meeting to each Director.

6.5	The minutes of the Board meetings will generally be adopted at the next Board meeting. If all Directors agree on the contents of the minutes, they may be adopted earlier. The minutes will be signed for adoption by the Chairman, any of the Vice Chairman or such other Director as may be identified to chair the meeting in the absence of the Chairman and Vice Chairmen (or, in all cases, their appointee), and will be made available to all Directors as soon as practically possible.

7.	RESOLUTIONS OF THE BOARD

7.1	In a meeting of the Board, each Director has a right to cast one vote. Unless otherwise specified in the Articles or these Board Rules, all resolutions by the Board will be adopted by a simple majority of the votes cast provided that a quorum is present. Unless otherwise specified in these Board Rules, with respect to any resolution, a quorum will consist of at least a majority of the Directors entitled to vote on such resolution then in office being present or represented.

7.2	A Director may grant another Director a written proxy to represent him or her at the meeting, provided that to be effective at such meeting a copy of such written proxy must be delivered to the other Directors in advance of such meeting.

7.3	The Board may adopt resolutions in writing without a formal meeting, provided that the proposed resolution is signed by all Directors then in office.

7.4	A certificate signed by the Chairman, any Vice Chairman or the CEO, or such other individual as may be designated thereto from time to time by the Chairman confirming that the Board has adopted a particular resolution will constitute evidence of such resolution vis-à-vis third parties.

8.	CONFLICTS OF INTERESTS

8.1	In accordance with article 2:129, subsection 6 of the Netherlands Civil Code, a Director will not participate in the discussions and the decision-making process on a subject or transaction in relation to which he or she has a conflict of interest with the Company within the meaning of clause 8.2 of these Board Rules or in relation to which he has a direct or indirect personal interest that conflicts with the interests of the Company (a “Conflict of Interest”). A transaction as referred to in this clause 8.1 must be concluded on terms at least customary in the sector concerned. Resolutions to enter into such transactions must be approved at least a majority of the Directors entitled to vote with respect to such matter.

8.2	A Director will have a Conflict of Interest if he has a direct or indirect material personal financial interest in an entity with which the Company or a company forming part of the Company Group intends to enter into a transaction.

8.3	Each Director (other than the Chairman) will immediately report any potential Conflict of Interest concerning such Director to the Chairman and provide the Chairman with all information relevant to such potential Conflict of Interest. In all circumstances, the Chairman will in good faith determine whether a reported potential conflict of interest qualifies as a Conflict of Interest to which clause 8.1 of these Board Rules applies.

8.4	In the event that the Chairman has a potential Conflict of Interest, he will immediately report such potential conflict to the Vice Chairmen and provide the Vice Chairmen with all information relevant to the Conflict of Interest. In all circumstances, the Vice Chairmen will determine whether a reported potential conflict of interest qualifies as a Conflict of Interest to which clause 8.1 of these Board Rules applies.

9.	INFORMATION

9.1	The CEO, the Chairman and the Vice Chairmen will timely provide the Directors with the information on facts and developments concerning the Company and the Company Group that they reasonably believe the Board will need to properly carry out its duties as set out in the law, the Articles and these Board Rules or that has been requested by the Board. The information provided will include information regarding the Company Group’s long-term plans, the main features of the strategic policy, the general and financial risks, the management and control systems of the Company Group and material compliance with all relevant laws and regulations.

9.2	Notwithstanding clause 9.1 of these Board Rules, the CEO, the Chairman and the Vice Chairmen (in each case, to the extent his or her responsibilities are concerned) will, at the end of each quarter (or at such more frequent intervals as may be determined by the Board), provide the other Directors with (i) a report prepared in a format as agreed from time to time by the Board setting out detailed information on subjects including strategy, finance, marketing, operations, investments and staff of the Company Group, (ii) information concerning the Company Group’s policies and (iii) an explanation of, and comments on, the report and information provided under (i) and (ii) above.

10.	BOARD COMMITTEES

10.1	Subject to these Board Rules and the Articles, including paragraph 18.5 of the Articles, the Board, though remaining ultimately responsible except as required under the applicable rules of each Exchange and the Securities and Exchange Commission, may assign certain tasks to one or more permanent and/or ad hoc Board Committees from among the independent Non-Executive Directors as it may deem necessary or appropriate, which Board Committees may consist of two or more Directors, except as otherwise required under the applicable rules of each Exchange and the Securities and Exchange Commission. The Board Committees, on a regular basis, will report their actions, reviews, proposals and findings to the Board.

10.2	Subject to these Board Rules and the Articles, including paragraph 18.5 of the Articles, the Board will appoint the members of each Board Committee and will determine the tasks of each Board Committee.

10.3	The Board will establish the following standing committees:

10.3.1	the Audit Committee;

10.3.2	the Nominating Committee;

10.3.3	the Compensation Committee; and

10.3.4	any other committee as the Board will decide and may deem necessary.

10.4	The Board will draw up charters governing a committee’s internal affairs. The Board will appoint the members of each committee and determine the tasks of each committee. In the case of the Audit Committee, the Nominating Committee and the Compensation Committee, only independent Non-Executive Directors will be appointed as members of such committees.

10.5	The rules for the meetings and resolutions of the Board will apply mutatis mutandis to the meetings and resolutions of the Board Committees.

10.6	The Nominating Committee will consist of three independent Non-Executive Directors. The initial members and the initial Chairman of the Nominating Committee will be the individuals identified as such in accordance with Section 2.3 of the Business Combination Agreement. During the Initial Period, a Director A, a Director T and a Director N will serve on the Nominating Committee unless the Board, after taking into account all material relevant factors, determines that a different size or composition of the Nominating Committee is appropriate.

11.	REMUNERATION OF THE BOARD

11.1	The Company will establish a policy on the remuneration of the Board. The policy will be adopted by a General Meeting, upon a proposal of the Board following the recommendation of the Compensation Committee. The policy on remuneration will, in any case, include the subjects referred to in Sections 2:383c up to and including 2:383e of the Dutch Civil Code, insofar as these relate to the Board.

11.2	The Board will determine the remuneration for each Director with due observance of the policy referred to in clause 11.1 of these Board Rules.

11.3	Proposals concerning plans or arrangements for share awards or share options to Directors will be submitted by the Board following the recommendation of the Compensation Committee to a General Meeting for approval. Such proposals must, at a minimum, state the number of shares or share options that may be granted to the Board and the criteria that apply to the granting of such shares or share options and the alteration of such arrangements.

11.4	Notwithstanding anything in the Articles or these Board Rules to the contrary, no Executive Director will participate in the decision-making process with respect to his remuneration or the remuneration of any other Executive Director.

12.	CONFIDENTIALITY

12.1	Directors will at all times treat all information and documentation obtained in their capacity as Directors with due discretion and, in the case of confidential information or documentation, with utmost confidentiality.

12.2	Confidential information and documentation will not be disclosed outside the circle of the Board absent an adequate confidentiality agreement.

13.	STATUS OF THE BOARD RULES

13.1	In its unanimous resolution adopted on the date hereof and pursuant to paragraph 18.4 of the Articles, the Board has adopted these Board Rules, which are complementary to, and subject to, the rules and regulations (from time to time) applicable to the Board under the laws of the Netherlands and the Articles.

13.2	If and to the extent that these Board Rules are at any time inconsistent with the laws of the Netherlands or the Articles, the latter will prevail. If and to the extent that these Board Rules conform to the Articles but are at any time inconsistent with the laws of the Netherlands, the latter will prevail. If one or more provisions of these Board Rules are or will become invalid, this will not affect the validity of the remaining provisions. The Board will replace the invalid provisions by those which are valid and the effect of which, given the contents and purpose of these Board Rules, is, to the greatest extent possible, similar to that of the invalid provisions.

13.3	In its unanimous resolution adopted on the date hereof, the Board has declared that it will comply with, and be bound by the obligations arising from, these Board Rules to the extent that they apply to it and its members currently in office and its future members. Subject to any additional restrictions under the laws of the Netherlands, any action taken by the Company, any company forming part of the Company Group, the Board or any Director that conflicts with these Board Rules (for the avoidance of doubt, as in effect from time to time) will not be permitted without a resolution passed with the unanimous vote in favor of the Directors.

13.4	The Board will use its best endeavors to ensure that each member of the Board currently in office and its future members will be bound or undertake to be bound (as the case may be) by these Board Rules.

14.	AMENDMENTS

14.1.	These Board Rules may be amended and supplemented by the Board from time to time by a resolution adopted with a simple majority of the Directors then in office, provided that a provision of these Board Rules prescribing a quorum and/or qualified majority can only be amended by a resolution adopted with such quorum and/or qualified majority. These Board Rules may not be amended or supplemented by Shareholders. In case a change of these Board Rules at the same time would require a change of the Articles, or would conflict with the Articles, the change will become effective only upon a change of the Articles.

APPENDIX 1

List of Definitions

1	In these Board Rules, the following terms have the following meanings:

“Articles” means the articles of association (statuten) of the Company, as amended or restated from time to time in accordance with the Articles;

“Board” means the board of directors of the Company;

“Board Committees” means each committee of the Board as referred to in clause 10 of these Board Rules;

“Board Rules” means the rules of the Board, as amended or restated from time to time in accordance with these Board Rules;

“Business Combination” means the business combination contemplated by the Business Combination Agreement;

“Business Combination Agreement” means the Business Combination Agreement, dated September [25], 2013, by and between [Maple] and [Oak], including the exhibits and schedules thereto;

“Business Combination Effective Time” means the time as of which the Oak Merger (as defined in the Business Combination Agreement) becomes effective;

“CEO” means the Chief Executive Officer of the Company at any particular time;

“CFO” means the Chief Financial Officer of the Company at any particular time;

“Chairman” means such Non-Executive Director that is identified by the Board, in accordance with these Board Rules, to serve as Chairman at any particular time;

“Company” means [                    ];

“Company Group” means the Company, together with its Subsidiaries;

“Conflict of Interest” has the meaning attributed thereto in clause 8.1 of these Board Rules;

“Director” means each member of the Board, which, for the avoidance of doubt, will include each Executive Director and each Non-Executive Director;

“Director A” means an individual identified as a Director A on or in accordance with Exhibit F to the Business Combination Agreement or, in the event of the resignation, removal, death or failure to be appointed and/or re-appointed, as applicable, of such

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individual, another individual recommended for appointment as a Director by the Nominating Committee and identified by the Nominating Committee as a Director A, as contemplated by clause 2.4 of these Board Rules, to serve as the direct or indirect successor of such individual;

“Director N” means an individual identified as a Director N on or in accordance with Exhibit F to the Business Combination Agreement or, in the event of the resignation, removal, death or failure to be appointed and/or re-appointed, as applicable, of such individual, another individual recommended for appointment as a Director by the Nominating Committee and identified by the Nominating Committee as a Director N, as contemplated by clause 2.4 of these Board Rules, to serve as the direct or indirect successor of such individual;

“Director T” means an individual identified as a Director T on or in accordance with Exhibit F to the Business Combination Agreement or, in the event of the resignation, removal, death or failure to be appointed and/or re-appointed, as applicable, of such individual, another individual recommended for appointment as a Director by the Nominating Committee and identified by the Nominating Committee as a Director T, as contemplated by clause 2.4 of these Board Rules, to serve as the direct or indirect successor of such individual;

“Exchange” means the Nasdaq Stock Exchange, the Tokyo Stock Exchange and any other stock exchange, in each case on which Shares are listed from time to time;

“Executive Board” means a board identified as an “Executive Board” in accordance with clause 5.5 of these Board Rules;

“Executive Board Rules” means the rules of the Executive Board, as amended or restated from time to time in accordance with such rules and these Board Rules;

“Executive Director” means a Director who holds an executive office with the Company as appointed by the Board;

“Executive Staff” means the individuals identified as “Executive Staff” in accordance with clause 5.5 of these Board Rules;

“General Meeting” means the body of the Company consisting of the Person(s) to whom, as a Shareholder or otherwise, voting rights attached to Shares accrue or, as the case may be, the general meeting of such Persons or their representatives;

“in writing” means transmitted by letter or e-mail, or any other electronic means of communication, provided the relevant message is legible and reproducible;

“Initial Period” means the period beginning at the Business Combination Effective Time and ending on the date that is the fifth anniversary of the Business Combination Effective Time;

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“Non-Executive Director” means a Director who does not hold an executive office with the Company;

“Ordinary Shares” means an ordinary share in the capital of the Company;

“Person” means an individual, legal entity or governmental body with legal existence;

“Preference Shares” means a cumulative preference share in the capital of the Company;

“Shares” means a share in the capital of the Company, including, unless the contrary is apparent, both Ordinary Shares and Preference Shares;

“Shareholders” means a holder of one or more Shares, including, unless the contrary is apparent, both holders of one or more Ordinary Shares and holders of one or more Preference Shares; and

“Vice Chairman” means any such Director that is identified by the Board, in accordance with these Board Rules, to serve as Vice Chairman at any particular time.

2	Save where the context dictates otherwise, in these Board Rules:

(a)	the words “hereof,” “herein,” “hereunder” and “hereby” and words of similar import, when used in these Board Rules, will refer to these Board Rules as a whole and not to any particular provision of these Board Rules;

(b)	words and expressions in the singular form also include the plural form and vice versa;

(c)	words and expressions in the masculine form also include the feminine and neuter form;

(d)	wherever the word “include,” “includes” or “including” is used in these Board Rules, it will be deemed to be followed by the words “without limitation”; and

(e)	a reference to a statutory provision counts as a reference to that statutory provision along with all amendments, additions and replacing legislation that may apply from time to time.

3	Headings of clauses and other headings in these Board Rules are inserted for ease of reference and do not form part of these Board Rules for the purpose of its interpretation.

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